UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 30, 2019

Commission File No. 0-19341

BOK FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	73-1373454
(State or other jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

Bank of Oklahoma Tower
Boston Avenue at Second Street
Tulsa, Oklahoma	74192
(Address of Principal Executive Offices)	(Zip Code)

(918) 588-6000
(Registrant’s telephone number, including area code)

N/A
___________________________________________
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07    Submission of Matters to a Vote of Security Holders

(a)	On April 30, 2019, BOK Financial Corporation (“BOKF”) held its annual meeting of shareholders.

(b)
The matters voted upon at the annual meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

1. Election of Directors	For	Against/Withheld	Abstain	Non-Vote
Alan S. Armstrong	60,591,894	4,404,476	--	4,055,168
C. Fred Ball Jr.	55,667,641	9,328,729	--	4,055,168
Steven Bangert	55,796,608	9,199,762	--	4,055,168
Peter C. Boylan, III	60,596,489	4,399,881	--	4,055,168
Steven G. Bradshaw	55,874,429	9,121,941	--	4,055,168
Chester E. Cadieux, III	54,542,595	10,453,775	--	4,055,168
Gerard P. Clancy	60,699,106	4,297,264	--	4,055,168
John W. Coffee	60,698,739	4,297,631	--	4,055,168
Joseph W. Craft, III	60,483,666	4,512,704	--	4,055,168
Jack E. Finley	53,998,885	10,997,485	--	4,055,168
David F. Griffin	60,604,720	4,391,650	--	4,055,168
V. Burns Hargis	59,934,650	5,061,720	--	4,055,168
Douglas D. Hawthorne	53,998,914	10,997,456	--	4,055,168
Kimberley D. Henry	60,647,613	4,348,757	--	4,055,168
E. Carey Joullian, IV	52,713,337	12,283,033	--	4,055,168
George B. Kaiser	51,423,601	13,572,769	--	4,055,168
Stanley A. Lybarger	53,110,488	11,885,882	--	4,055,168
Steven J. Malcolm	60,589,841	4,406,529	--	4,055,168
Steven E. Nell	53,852,311	11,144,059	--	4,055,168
E.C. Richards	60,626,379	4,369,991	--	4,055,168
Claudia San Pedro	60,917,925	4,078,445	--	4,055,168
Michael C. Turpen	60,649,633	4,346,737	--	4,055,168
R. A. Walker	60,699,756	4,296,614	--	4,055,168
2. Ratification of Ernst & Young LLP as Auditor for Fiscal Year Ending December 31, 2018	68,353,948	696,105	1,484	--

3. Advisory vote to approve the compensation of named executive officers	64,591,539	266,650	138,181	4,055,168

Item 7.01 Regulation FD Disclosure.

On April 30, 2019, the Board of Directors authorized BOKF to purchase up to 5,000,000 shares of BOKF common stock subject to market conditions, securities laws and other regulatory compliance limitations (the “2019 Stock Repurchase Plan”). The 2019 Stock Repurchase Plan replaces the Company’s prior stock repurchase authority, limiting repurchases to the 5,000,000 in the 2019 Stock Repurchase Plan.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOK FINANCIAL CORPORATION

By: /s/ Steven E. Nell
Steven E. Nell
Executive Vice President
Chief Financial Officer
Date: April 30, 2019